Organization and Principal Activities	12 Months Ended
Dec. 31, 2018
Organization and Principal Activities
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Cheetah Mobile Inc. (formerly known as Kingsoft Internet Security Software Holdings Limited) (the “Company”) is a limited company incorporated in the Cayman Islands under the laws of Cayman Islands on July 30, 2009. The Company and its consolidated subsidiaries and variable interest entities (“VIEs”) (collectively referred to the “Group”) are principally engaged in the provision of utility products and related services, mobile entertainment services and other services. The Company conducts its primary business operations through its subsidiaries, VIEs and subsidiary of VIEs. In 2009, Kingsoft Corporation Limited (“Kingsoft”), the former holding company of the Company, undertook a corporate reorganization to establish the Group, which started to specialize in utility products and related services on a stand-alone basis with separate management oversight distinct from Kingsoft. Subsequent to the reorganization in 2009, all revenues and costs generated by the utility products and related services, are reflected in the consolidated financial statements of the Group. On October 2, 2017, Kingsoft have approved the delegation of approximately 38% voting power of the Company held by Kingsoft to Mr. Sheng Fu, chief executive officer and director of the Company (“Mr. Fu”), effective October 1, 2017. The Company is no longer consolidated by Kingsoft and became a significant equity method investee of Kingsoft thereafter.

Details of the Company’s principal subsidiaries and VIEs as of December 31, 2018 are as follows:

Company	Date of incorporation/ registration	Place of incorporation/ registration	Percentage of ownership (i)	Principal activities
Principle subsidiaries of the Company:

Cheetah Technology Corporation Limited (“Cheetah Technology”)	August 26, 2009	Hong Kong	100%	Investment holding, provision of utility products and related services, mobile entertainment services

Zhuhai Juntian Electronic Technology Co., Ltd. (“Zhuhai Juntian”)	September 28, 2000	The People’s Republic of China (“PRC”)	100%	Investment holding, research and development and provision of utility products and related services

Beijing Kingsoft Internet Security Software Co., Ltd. (“Beijing Security”)	November 30, 2009	The PRC	100%	Provision of mobile entertainment services and research and development of online applications, sale of AI hardware

Conew Network Technology (Beijing) Co., Ltd. (“Conew Network”)	March 19, 2009	The PRC	100%	Research and development of mobile applications and provision of utility products and related service
Principle subsidiaries of the Company (continued):

Cheetah Mobile America, Inc. (“Cheetah Mobile America”)	November 28, 2012	United States	100%	Provision of utility products and related services, mobile entertainment services and research and development services

Hongkong Zoom Interactive Network Marketing Technology Limited (“HK Zoom”)	July 4, 2014	Hong Kong	100%	Provision of utility products and related services

Cheetah Information Technology Company Limited (“Cheetah Information”)	March 9, 2015	Hong Kong	100%	Investment holding

MobPartner SAS (“MobPartner”)	February 23, 2010	France	100%	Provision of utility products and related services

Moxiu Technology (Beijing) Co., Ltd. (“Moxiu Technology”)	June 12, 2008	The PRC	51.58%	Provision of mobile application development and utility products and related services

Cheetah Mobile Singapore Pte. Ltd. (“Cheetah Mobile Singapore”)	May 27, 2015	Singapore	100%	Provision of utility products and related services and mobile entertainment services

Live.me Inc. (“Live.me”)	September 19, 2016	Cayman	52.1%	Investment holding

Hong Kong LiveMe Corporation Limited	October 17, 2016	Hong Kong	52.1%	Provision of mobile entertainment services

Beijing Lewo Wuxian Technology Co., Ltd. (“Lewo Wuxian”)	December 14, 2016	The PRC	52.1%	Provision of research and development services

Taiwan Cheetah Mobile Corp (“Taiwan Cheetah”)	January 21, 2016	Taiwan	100%	Sale of AI hardware

Japan Kingsoft Inc. (“Kingsoft Japan”)	March 9, 2005	Japan	41.9%	Provision of utility products and related services
Principle subsidiaries of the Company (continued):

Cheetah Mobile Hong Kong Limited (“Cheetah Mobile Hong Kong”)	February 24, 2016	Hong Kong	100%	Investment holding

Conew.com Corporation	October 6, 2008	British Virgin Islands	100%	Investment holding

Hongkong Cheetah Mobile Technology Limited	March 9, 2015	Hong Kong	100%	Investment holding

VIEs

Beijing Conew Technology Development Co., Ltd. (“Beijing Conew”)	December 22, 2005	The PRC	Nil	Dormant

Beijing Cheetah Mobile Technology Co., Ltd. (“Beijing Mobile”)	April 15, 2009	The PRC	Nil	Provision of utility products and related services, mobile entertainment services

Beijing Cheetah Network Technology Co., Ltd. (“Beijing Network”)	July 18, 2012	The PRC	Nil	Provision of utility products and related services, mobile entertainment services

(i)	Percentage of ownership is calculated on fully diluted basis.

VIE arrangements

In order to comply with the PRC laws and regulations which prohibit foreign control of companies involved in internet value-added business, the Group operates its website and conducts substantially the majority of its internet value-added services in the PRC through Beijing Mobile, Beijing Network and Beijing Conew (collectively referred to as the “VIEs”) and its wholly-owned subsidiaries. Except for Beijing Conew, the registered capital of the VIEs was funded by Beijing Security and Conew Network (each or collectively referred to as the “Primary Beneficiaries”) through loans extended to the VIEs’ shareholders, Sheng Fu, Kun Wang and Wei Liu, who were our employee and/or director, as well as Ms. Weiqin Qiu. The effective control of the VIEs is held by the Primary Beneficiaries, through a series of contractual agreements (the “Contractual Agreements”). As a result of the Contractual Agreements, the Primary Beneficiaries have the power to direct the activity that most significantly impacts the economic performance of the VIEs and receive the economic benefits of the VIEs.

The following is a summary of the Contractual Agreements amongst the Primary Beneficiaries, the VIEs and their respective shareholders (“Nominee Shareholders”):

Exclusive technology development, support and consulting agreements

Pursuant to the exclusive technology development, support and consulting agreements entered into between the Primary Beneficiaries and the VIEs, the VIEs engaged the Primary Beneficiaries as their exclusive provider of management consulting services, technical development and support services in return for service fees of not less than 20% of the VIE’s pre-tax revenue. The Primary Beneficiaries have the sole right to adjust the services fees upon written request and shall exclusively own any intellectual property arising from the performance of this agreement. The agreements will remain effective unless terminated upon mutual agreement by both parties. During the term of the agreement, the VIEs may not enter into any agreement with third parties for the provision of any technical or management consulting services without the consent of the Primary Beneficiaries.

Loan agreements

Pursuant to the loan agreements among the Primary Beneficiaries, the Nominee Shareholders and the VIEs, the Primary Beneficiaries granted loans in an aggregate amount of RMB36,300 (US$5,280) to the Nominee Shareholders’ for their sole purpose of contributing to the registered capital of the VIEs or in certain cases directly to the VIEs under the VIE arrangements. At the option of the Primary Beneficiaries, repayment may be requested at any time, which may be in the form of transferring the VIE’s equity interest to the Primary Beneficiaries or its designees. The Nominee Shareholders may offer to repay part or the entire loans at any time, to the extent permitted by PRC laws, in the form of transferring the VIE’s equity interest to the Primary Beneficiaries or its designees.

Exclusive equity option agreements

Pursuant to the exclusive equity option agreements entered into between the Primary Beneficiaries, the VIEs and the Nominee Shareholders, the Primary Beneficiaries were granted an exclusive and irrevocable option to purchase, or designate a third party to purchase, all or part of the equity interest of the VIEs held by the Nominee Shareholders. Without the prior written consent of the Primary Beneficiaries, the Nominee Shareholders shall not assign or transfer to any third party or create or cause any security interest in whatsoever form to be created on, all or any part of the equity interest held in the VIEs. In addition, dividends and any form of distributions are not permitted without the prior consent of the Primary Beneficiaries. The exercise consideration should be equal to the corresponding loan amount as described above or the minimum consideration permitted under the PRC laws, whichever is higher. The consideration in excess of the corresponding loan amount shall be waived by the Nominee Shareholders. While in the exclusive equity option agreement with respect to Beijing Mobile, the exercise consideration is equal to the minimum price permitted under the PRC laws and any amount in excess of the corresponding loan amount shall be refunded by the Nominee Shareholders to Beijing Security or Beijing Security may deduct the excess amount upon payment of consideration. The Primary Beneficiaries or their designee(s) may exercise such option at any time until it has acquired all the equity interest of the VIEs. The agreements will remain effective until all the equity interests held by the Nominee Shareholders have been lawfully transferred to the Primary Beneficiaries or its designee(s) pursuant to the terms of the agreements.

Equity pledge agreements

Pursuant to the equity pledge agreements entered into between the Nominee Shareholders, the VIEs and the Primary Beneficiaries, the Nominee Shareholders pledged all of their equity interest in the VIEs to the Primary Beneficiaries as collateral for all of their payments due to the Primary Beneficiaries and to secure their obligations under the above agreements. Without the prior written consent of the Primary Beneficiaries, the Nominee Shareholders may not assign or transfer to any third party or create or cause any security interest in whatsoever form to be created on, all or any part of the equity interest it holds in the VIEs. The Primary Beneficiaries are entitled to transfer or assign in full, or in part, the shares pledged. In the event of default, the Primary Beneficiaries as the pledgee, have first priority to be compensated through the sale or auction of the pledged equity interest. The Nominee Shareholders agree to waive their dividend rights in relation to all of the pledged equity interest until such pledge has been lawfully discharged. The equity pledge agreements will remain effective until all the obligations under these agreements have been satisfied in full or all of the guaranteed liabilities have been repaid.

Shareholder voting proxy agreements

Pursuant to the shareholder voting proxy agreements signed between the Nominee Shareholders, the VIEs and the Primary Beneficiaries, the Nominee Shareholders irrevocably nominates, appoints and constitutes any person designated by the Primary Beneficiaries as its attorney-in-fact to exercise on such shareholder’s behalf any and all rights that such shareholder has in respect of its equity interest in the VIE (including but not limited to the voting rights and the right to nominate executive directors of the VIE). The shareholder voting proxy agreements are effective for an initial ten years and will be automatically renewed on an annual basis thereafter if the Primary Beneficiaries do not provide notice of termination to the Nominee Shareholders thirty days prior to expiration.

Business operation agreements

Pursuant to the business operations agreements entered into between the Nominee Shareholders, the VIEs and the Primary Beneficiaries, the Nominee Shareholders must appoint candidates designated by the Primary Beneficiaries as its board of directors and the Primary Beneficiaries have the right to appoint senior executives of the VIEs. In addition, the VIEs agree not to engage in any transaction that may materially affect their assets, obligations, rights or operation without the prior written consent of the Primary Beneficiaries. The Nominee Shareholders also agree to unconditionally pay or transfer to the Primary Beneficiaries any bonus, dividends or any other profits or interest (in whatever form) that they are entitled to as shareholders of the VIEs, and waives any consideration connected therewith. The agreement has a term of ten years, unless otherwise terminated by the Primary Beneficiaries. Neither the VIEs nor the Nominee Shareholders may terminate this agreement.

Spousal consent letters

The spouses of certain shareholders of the VIEs have executed spousal consent letters. Pursuant to these letters, the spouses of certain shareholders of the VIEs acknowledged that certain equity interest in the respective VIEs held by and registered in the name of his or her spouse will be disposed pursuant to relevant arrangements under the shareholder voting proxy agreement, the exclusive equity option agreement, the equity pledge agreement and the loan agreement. These spouses undertake not to take any action to interfere with the disposition of such equity interest, including, without limitation, claiming that such equity interest constitute communal marital property.

On January 17, 2014, the Contractual Agreements were supplemented with financial support undertaking letters executed by the Primary Beneficiaries to memorialize the Primary Beneficiaries’ commitment to the VIEs and the commitment shall be retrospectively effective from the date the other contractual agreements were fully executed. Pursuant to the financial support undertaking letters, the Primary Beneficiaries commit to provide unlimited financial support to the VIEs to support their operations whether or not the VIEs incur any losses, and not request for repayment if the VIEs are unable to do so.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Primary Beneficiaries and the VIEs through the irrevocable shareholder voting proxy agreements, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in the VIEs to the Primary Beneficiaries. Furthermore, pursuant to the exclusive equity option agreements, which include a substantive kick-out right, the Primary Beneficiaries have the power to control the Nominee Shareholders, and therefore the power to govern the activities that most significantly impact the economic performance of the VIEs. In addition, through the Contractual Agreements, the Primary Beneficiaries demonstrate its ability and intention to continue to exercise the ability to absorb substantially all of the expected losses and the majority of the profits of the VIEs, and therefore have the rights to the economic benefits of the VIEs.

The shareholders of the VIEs elect and terminate the executive directors of the VIEs, approve the annual budget, financial statements and significant investing and financing activities of the VIEs. Pursuant to the shareholder voting proxy agreements, the shareholders of the VIEs have assigned all of their voting rights underlying the equity interest in the VIEs to any person nominated, appointed or designated by the Primary Beneficiaries. Senior management of the Company, all employees of the Primary Beneficiaries, are generally responsible for the review and approval of sales contracts, credit approval policies, pricing policies, significant marketing promotions, product development, research and development, bandwidth and traffic expenditures, as well as the appointments and terminations of personnel. Therefore, the Primary Beneficiaries have the power to direct the activities of the VIEs that most significantly impact their economic performance.

Thus, Beijing Security and Conew Network are considered the primary beneficiaries of the VIEs. As a result of the above, the Company, through the Primary Beneficiaries, consolidate the VIEs in accordance with SEC Regulation SX-3A-02 and Accounting Standards Codification (“ASC”) topic 810-10 (“ASC 810-10”), Consolidation: Overall.

The Company, in consultation with its PRC legal counsel, believes that (i) the ownership structure of the Group, including its subsidiaries in the PRC and VIEs is in compliance with all existing PRC laws and regulations; (ii) each of the Contractual Agreements amongst the Primary Beneficiaries, the VIEs and the Nominee Shareholders of the VIEs governed by PRC laws, are legal, valid and binding, enforceable against such parties, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Company’s PRC subsidiaries, VIEs and subsidiary of VIEs have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operations in the PRC are in compliance with existing PRC laws and regulations.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current Contractual Agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the Primary Beneficiaries or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the Primary Beneficiaries, and the VIEs, revoking the business licenses or operating licenses of the Primary Beneficiaries, and VIEs, shutting down the Group’s servers or blocking the Group’s websites, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring, restricting the Group’s rights to use the proceeds from this offering to finance the Group’s business and operations in PRC, or enforcement actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the Primary Beneficiaries to lose the rights to direct the activities of VIEs or the right to receive their economic benefits, the Company, through the Primary Beneficiaries, would no longer be able to consolidate the VIEs.

In addition, if the VIEs or the Nominee Shareholders fail to perform their obligations under the Contractual Agreements, the Group may have to incur substantial costs and expend resources to enforce the Primary Beneficiaries’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these Contractual Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these Contractual Agreements, the Primary Beneficiaries may not be able to exert effective control over its VIEs, and the Group’s ability to conduct its business may be negatively affected.

The carrying amounts and classifications of the assets and liabilities of the VIEs are as follows:

	As of December 31,
	2017	2018
	RMB	RMB	US$
Cash and cash equivalents	48,414	49,623	7,217
Restricted cash	19,374	526	77
Accounts receivable	20,807	25,346	3,686
Prepayments and other current assets	152,508	49,739	7,234
Due from related parties	276,729	425,752	61,923

Total current assets	517,832	550,986	80,137

Property and equipment, net	28,560	12,753	1,855
Intangible assets, net	4,575	6,926	1,007
Goodwill	962	962	140
Investment in equity investees	29,149	21,633	3,146
Other long-term investments	75,743	90,203	13,119
Other non-current assets	2,733	2,733	397
Deferred tax assets	18,397	9,250	1,345

Total non-current assets	160,119	144,460	21,009

Total assets	677,951	695,446	101,146

Accounts payable	23,654	11,777	1,713
Accrued expenses and other current liabilities	91,097	82,012	11,928
Due to related parties (i)	407,326	387,629	56,378
Income tax payable	1,468	1,945	283

Total current liabilities	523,545	483,363	70,302

Deferred tax liabilities	—	1,660	241
Due to related parties (i)	—	19,596	2,850
Other non-current liabilities	4,134	4,754	691

Total non-current liabilities	4,134	26,010	3,782

Total liabilities	527,679	509,373	74,084

(i)

As of December 31, 2017, and 2018, the balances due to related parties of the VIEs mainly represented amounts due to subsidiaries of the Group of RMB390,139 and RMB395,820 (US$57,570) respectively, which were eliminated upon consolidation by the Company.

The financial performance and cash flows of the VIEs as follows:

	Year ended December 31,
	2016	2017	2018
	RMB	RMB	RMB	US$
Revenues	517,926	369,247	508,576	73,969
Cost of revenues	342,979	232,500	319,297	46,440
Net (loss) income	(7,680)	22,327	33,805	4,917
Net cash used in operating activities	(61,707)	(30)	(12,198)	(1,774)
Net cash (used in) provided by investing activities	(42,489)	23,853	(24,941)	(3,628)
Net cash provided by financing activities	—	—	19,500	2,836

The revenue producing assets that are held by the VIEs comprise of leasehold improvements, servers, licensed software, network equipment, acquired trade name and acquired domain name. Substantially all of such assets are recognized in the Group’s consolidated financial statements, except for certain Internet Content Provider Licenses, internally developed software, trademarks and patent applications which were not recorded on the Company’s consolidated balance sheets as they do not meet all the capitalization criteria. The VIEs also hire assembled work force on sales, research and development and operations whose costs are expensed as incurred.

There was no pledge or collateralization of the VIEs’ assets. Creditors of the VIEs have no recourse to the general credit of the Primary Beneficiaries.